

AUTO ELECTRONICS
LONG-E

LONG-E INTERNATIONAL, INC.



Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, disruption in the supply of raw materials, ability to protect proprietary formula and manufacturing process, future national or regional economic and competitive positions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. For more information please consult the Company's public reports on www.sec.gov or request a copy from the Company.



Equity Snapshot

Figures as of February 13, 2008	
Symbol:	LOGE
Price:	$0.30
Market Cap:	$9.38M
Shares Outstanding:	31.3M
Revenues (TTM):	$26.4M
Revenue 5-Yr CAGR:	43.5%
Net Income (TTM)*:	$1.0M
Year End:	December 31

*Adjusted to exclude penalty fees, non-cash financing costs and non-recurring financing expenses.



Company Overview


LONG-E


Revenue ($mil)
25
20
15
10
5
0
2004
2005
2006
First 9 mos. 2007

- Develops, markets and services electronic automotive safety and security systems to auto manufacturers and aftermarket suppliers
- Headquarters: Shenzhen, China
- Founded in 2000 as Shenzhen Agilon Science And Technology; 450 employees as of February 2008
- Markets primarily in China; sales to Russia, the US and South America through distributors


Gross Margin (%)
40
30
20
10
0
2004
2005
2006
First 9 mos. 2007



Investment Highlights

- Rapidly expanding operations with sustained revenue grown
- Rapidly expanding domestic auto industry
- Numerous patents and trademarks as a result of R&D activities
- Strong customer relationships
- High quality-control standards

Expanding Auto Market

- China is now the world's third-largest auto market
- 8.8 million vehicles were produced in China in 2007
- 2009 sales forecast of over 10 million units
- 2007 growth estimated at 15%

Vehicles sold in China (millions)


CAGR 17.1%
4.4
5.1
5.8
7.2
8.8
2003
2004
2005
2006
2007



Source: www.moc.gov.cn; www.caam.org.cn

Growing Demand for Auto Parts and Electronics

- Consolidating market for auto parts that will triple between 2005 and 2010, faster than the growth of the overall auto market
- China has emerged as a large auto parts aftermarket – it is now the fourth largest exporter of auto parts globally
- Foreign auto companies increasingly turn to China for higher value added manufacturing
- The market for auto electronics has grown roughly 30% between 2005 to 2008

China Auto Parts Market Sales ($ Billion)


120
100
80
60
40
20
0
111
40
2005
2006
2007
2008E
2009E
2010E
Domestic Sales
Exports

Source: www.mofcom.gov.cn



Electronic Anti-Theft Systems



- Mature, fiercely competitive market with high degree of brand loyalty
- Long-e currently holds 15% market share in China; main competitors are local manufacturers
- Market size for China is 6 million units worth $150 million
- Market size for US is 10 million units worth $350 million
- One-way remote control and two way interactive products with gross margins of 25% and 30%, respectively
- Two way alarms, accounting for over 57% of revenue for the first 9 months of 2007, feature patented technology

Alarm System China Market Size (units in mil)


0
1
2
3
4
5
6
2004
2005
2006

Source: www.caam.org.cn



Product Breakdown

- Alarm systems comprise 81.5% of total revenue; two-way alarm systems (57%+)
- 25% of sales are for export; OEM and aftermarket sales in China accounted for the remaining 75%
- Aftermarket sales account for over 90% of total sales
- Aftermarket sales fetch higher gross margin of around 30%, products are sold under Long-E or Agilon brands

Sales breakdown for 9 months ended September 30 2007


Tire pressure monitoring systems (TPMS), 14.6%
Parking sensor systems, 4.2%
Other car alarm systems, 23.7%
Two-way interactive visual car alarm systems, 57.5%





Tire Pressure Monitoring Systems (TPMS)

- **Provides real-time feedback on tire pressure and temperature via dashboard display**
- **Long-E is the first company certified by the Ministry of police force to install TPMS on official ministry vehicles**
- **Currently working with Tianjin Automotive Testing Center to establish industry standards for TPMS**
- **Gross margins of 45%**





Increasing Demand for TPMS

- Prevents auto accidents caused by low tire pressure – In China 70% of highway accidents are caused by low tire pressure
- U.S. "TREAD" Act requires TPMS for all light vehicles built after 9/1/2007 for sale in U.S.; a similar law may pass in China in the future
- US market size is all new passenger cars: approximately 14 million units worth $2.1 billion
- For China, market is relatively new and not yet very competitive; most competition is from foreign imports





Parking Sensors


0.5
M
0.5
M
AGILON
3.00
m

- China market size is 4 million units per year worth $100 million
- Fragmented industry; Long-e maintains 4% market share
- Calculates distance of obstacles within 3 meters of the car with accuracy to the centimeter
- Fully digital internal processor; voice warning system; LED LCD VFD displays
- Domestic market is highly brand sensitive
- Gross margins of 30%







Cutting Edge Manufacturing Facilities



- Located in manufacturing hub of Shenzhen
- Steady supply of raw materials with stable costs
- Internationally recognized quality control standards
  - ISO TS16949 certification (the highest standard for automotive products manufacturing)
  - ISO 9001 international quality system certification
  - CCC-China Compulsory Certification
  - FCC Certification from U.S.
  - CE certification, E-13 Certification from Europe
- Comprehensive auto electronic products manufacturing capabilities
  - Molding, plastic injection, SMT, Dip, testing, assembling, and packaging

TS16949



Strong R&D capabilities

- Strong focus on wireless communication applications on auto products and accessories
- The first producer of two-way interactive car alarm systems in China
- 4 patents focused on two-way car alarm systems
  - Featuring new ultra-distant communication technology
- 10% of total staff is involved in R&D function
- Proprietary intellectual property rights on TPMS
  - Research initiated in 2006
  - Established breakthroughs in shock resistance technology
  - TPMS Generation II under development





Extensive Sales Network

- Sales force of 35 with national service network to provide comprehensive after sale service to customers
- Coverage of most provinces and major cities with thousands of service terminals
- Long term relationships with sizable regional wholesalers for auto related products
- 15 sales agents devoted to the international market


Manzhouli
Harbin
Suifenhe
Urumchi
Shenyang
Beijing
Xining
Taiyuan
Lanzhou
Lasa
Nanjing
Shanghai
Wuhan
Hangzhou
Chengdu
Guiyang
Kunming
Nanning
LONG-E
Hong Kong
Haikou
After market of cars
OE M/ODM for automakers
Frontier trade of Russia
Agency of our company



Active Promotions

- **Presence in international auto electronics shows:**
  - **Consumer Electronics Show (CES) in Las Vegas, Frankfurt, Dubai, Moscow, HK**
  - **Regional auto shows in Middle East, Russia and South America**

- **Internet-based brand-and-sales promotion system:**
  - **Via Global Sources, TRADE Easy and Alibaba**
  - **Targeted ads in well-known trade magazines of Auto Electronics: Wisdom Business Info, Fast Info China**



Growing Customer Base

- Domestic customers
  - Dongfeng Citroen, since 2002
  - Fengshen Nissan, since 2002
  - Dongfeng Liuzhou, since 2003
- International customers
  - Toyota Indonesia
  - Honda Singapore
- New customers
  - Hafei
  - Chery
  - SGMW

NISSAN TOYOTA CITROËN



Experienced Management

- **Bu Shengfu – Chairman and CEO**
  - Chairman and CEO of Agilon since 2000
  - Engineer at Shenzhen Seg Group, 1991 to 2000
- **Xu Rujiang – COO and Director**
  - Deputy GM and GM of Agilon since 2003
- **Jeffrey Liang – CFO and Secretary**
  - Managing Director, Investment and M&A,
  - First Capital Securities, 2003 to 2006
- **Liu Jingyun – CTO**
  - CTO of Agilon since June 2006
- **Yin Zhongiun – Chief Engineer**
  - Chief Engineer of Agilon since 2000



Strategy for Growth

- Transform leading-edge technology into market-leading products
- Diversify geographically by building world-wide marketing network
  - Expand sales and marketing in domestic and global markets
  - Participate in more international auto trade fairs
- Appeal to Chinese and international auto makers in both in-factory installations and the aftermarket
- Increase ODM pre-installation sales to provide a more reliable stream of income
- Diversify product lines through acquisitions



Income Statement

	First 9 Months 2007 ($000)	Y-O-Y Change	First 9 Months 2006 ($000)	2006 ($000)	Y-O-Y Change	2005 ($000)	Y-O-Y Change
Net Sales	21,353	14.6%	18,636	23,697	76.5%	13,428	42.5%
Gross Profit	6,598	29.3%	5,101	6,991	106.1%	3,392	71.2%
Gross Margin	30.90%		14.60%	29.50%		25.3%	
Op. Income	1,639	-29.2%	2,315	1,750	88.3%	1,040	80.3%
Op. Margin	7.68%		12.42%	7.38%		7.75%	
*Net Income	1,451	-26.9%	1,985	858	-14.1%	999	110.4%
*Diluted EPS	.04		.10	.04		.05	

*Adjusted to exclude penalty fees, non-cash financing costs and non-recurring financing expenses.

Strong Financial Results


Revenue (in millions)
CAGR=43.5%
14.6%
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$9.4
$13.4
$23.7
$28.5
$39.9
$18.6
$21.4
2004
2005
2006
2007E
2008E
9Mos 06
9Mos 07

Gross Profit and Margin


Gross Profit (in millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
35%
30%
25%
20%
15%
10%
5%
0%
$2.0
$3.4
$7.0
$8.4
$5.9
$6.6
2004
2005
2006
2007E
First 9 mos 2006
First 9 mos 2007



Net Income

Net Income (in millions)


$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.5
$1.0
$0.9
$2.0
$2.1
2004
2005
2006
First 9 mos 2006
*First 9 mos 2007

*Adjusted to exclude penalty fees, non-cash financing costs and non-recurring financing expenses.





Balance Sheet

($ in thousands)	September 30, 2007	December 31, 2006 (Restated)	December 31, 2005	December 31, 2004
Cash and cash equivalents	$8,924	$2,313	$409	$393
Current assets	16,510	9,071	4,563	3,784
Total liabilities	8,462	5,578	2,967	2,834
Stockholders' equity	10,180	4,678	2,806	1,774

Appendix: Reconciliation of Adjusted Net Income

	First 9 mos. 2007	
($ in thousands except per share data)	Net Income	Diluted EPS
Adjusted Amount	2,091,883	.07
Adjustments		
Registration rights penalty expense (1)	1,450,600	.05
Non cash interest expenses (2)	356,867	.01
Non-recurring financing expense (3)	640,526	.02
Gain from the extinguishment of debt	(15,715)	0
Amount per consolidated statement of operations	(340,395)	(.01)

(1) Reflects a liability accrued for a delay in the effectiveness of a registration associated with private placement in 2006.
(2) Interest expense was in relation to the amortization of debt discount pursuant to convertible debt
(3) Non-recurring expenses for financing fees and commissions

Use of Non-GAAP Financial Measures



Attractive Valuation

Company	Ticker	Market Cap	Trailing P/E	P/S	P/B	EV/EBITDA
Long-E	LOGE	$9.38M	10.0*	.36	.92	2.27
Shenzhen Deren	2055.sz	$253.5M	54.37	2.56	6.69	14.44
Shenzhen Sunlord	2138.sz	$338.0M	43.51	15.24	5.28	15.75
Cobra Electronics	COBR	$31.77M	29.94	0.19	0.46	4.61
Wonder Auto Tech	WATG	$225.2M	17.90	2.43	4.44	13.87
SORL Auto Parts	SORL	$104.7M	10.01	1.00	1.57	7.67
China Automotive System	CAAS	$145.9M	17.91	1.19	2.36	4.93
AVERAGE (excluding LOGE)		$183.2M	28.94	3.77	3.47	10.21

All data as of 02/05/08, from Reuters
*Adjusted to exclude penalty fees, non-cash financing costs and non-recurring financing expenses.



Investment Highlights

- **Numerous Patents and Trademarks resulting from R&D Activities**
- **Sustained revenue growth**
- **Rapidly expanding domestic auto industry**
- **High quality-control standards**
- **Strong, multi-year customer relationships**



Contacts

Company Contact:

Bu Shengfu, CEO

Long-E International, Inc.

Tel: 86-755-33965188

E-mail:jeff@long-e.com.cn

ir@long-e.com.cn

Investor Relations Contact:

Crocker Coulson, President

CCG Elite

1325 Avenue of the Americas, Suite 2800

New York, NY 10019

Tel: +1-646-213-1915

E-mail:crocker.coulson@ccgir.com

Auditor:

Kempisty & Company

15 Maiden Lane

Suite 1003

New York, NY 10038

Tel: 212-406-7272

Legal Counsel:

K&L Gates

10100 Santa Monica Boulevard

Seventh Floor

Los Angeles, CA 90067

Tel: 310-552-5063